                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


We, the undersigned directors of PACCAR Inc, a Delaware corporation (the "Company"), hereby severally constitute and appoint Mark C. Pigott our true and lawful attorney-in-fact, with full power to sign for us, and in our names in our capacity as director, a registration statement on Form S-8 in connection with the PACCAR Inc Restricted Stock and Deferred Compensation Plan for Non-Employee Directors to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all amendments to said registration statement, and hereby ratify and confirm our signatures as they may be signed by our attorney-in-fact to the registration statement.


IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney as of April 25, 2000.



 /s/ John M. Fluke, Jr.                               /s/ Charles M. Pigott
----------------------                               ----------------------
John M. Fluke, Jr.                                    Charles M. Pigott
Director, PACCAR Inc                                  Director, PACCAR Inc

/s/ Gerald Grinstein                                  /s/ James C. Pigott
--------------------                                 ---------------------
Gerald Grinstein                                      James C. Pigott
Director, PACCAR Inc                                  Director, PACCAR Inc

/s/ David J. Hovind                                   /s/ William G. Reed, Jr.
-------------------                                  -------------------------
David J. Hovind                                       William G. Reed, Jr.
Director, PACCAR Inc                                  Director, PACCAR Inc

 /s/ David K. Newbigging                              /s/ Michael A. Tembreull
------------------------                             -------------------------
David K. Newbigging                                   Michael A. Tembreull
Director, PACCAR Inc                                  Director, PACCAR Inc


                                       14